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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  August 26, 1999
                      (Date of earliest event reported)



                                GTE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW YORK                                1-2755                              13-1678633
(STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
       INCORPORATION)



1255 Corporate Drive, SVC04C08, Irving, Texas                             75038

  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                                                      (ZIP CODE)



       Registrant's telephone number, including area code  972-507-5000



(Former name, former address and former fiscal year, if changed since last report)

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                                GTE CORPORATION

                                    FORM 8-K


Item 7.  Financial Statements and Exhibits


     (a)  Financial Statements - None


     (b)  Pro Forma Financial Information - None


     (c)  Exhibits

          99  Unaudited pro forma combined condensed financial statements for
               GTE Corporation and Bell Atlantic Corporation for the six-month period ended June 30, 1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                         GTE Corporation
                                               ---------------------------------
                                                           (Registrant)

Date:            August 26, 1999                       /s/Paul R. Shuell
         -----------------------------         ---------------------------------
                                                          Paul R. Shuell
                                                   Vice President and Controller
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                                 EXHIBIT INDEX



Exhibit
Number     Description
------     -----------


99 Unaudited pro forma combined condensed financial statements for GTE Corporation and Bell Atlantic Corporation for the six-month period ended June 30, 1999.